UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM N-CSR


                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES




Investment Company Act file number:       811-03877

Exact name of registrant
  as specified in charger:                Z Seven Fund, Inc.
Address of principal
  executive offices:                      1819 South Dobson Road, Suite 207
                                          Mesa, Arizona 85202-5656

Name and address of agent for service:    Thomas R. Westle, Esq.
                                          Blank Rome LLP
                                          The Chrysler Building
                                          405 Lexington Avenue
                                          New York, New York 10174

Registrant's telephone                    480-820-7482
number,including area code:

Date of fiscal year end:                  December 31st

Date of reporting period:                 June 30, 2008



Item #1.  Reports to Stockholders.

LETTER TO OUR SHAREHOLDERS

Dear Shareholder:

We would like to express our appreciation for the confidence you have shown in our investment philosophy. In addition, we are thankful for the love, strength, and wisdom given to us by our heavenly creator and caring shepherd.

2008 SIX-MONTH RESULTS

In the six months ended June 30, 2008, our NAV decreased approximately 7%, roughly half of the 13% drop in the S&P 500.

PetMed Express, first purchased late last year, is now, by far, our largest holding. PetMed has successfully bucked the bear market by actually rising a bit over 1% (through June 30). In addition, it has begun the 2nd half of the year well, advancing another 20% through July 31, while stock averages fell further.

2008 SECOND QUARTER RESULTS

It has been a reasonably successful quarter for Z-Seven Fund, in terms of countering the challenges of the current bear market with a defensive strategy that has meant the sacrifice of maximum short-term gain to protect ourselves from the bear market that we warned in last year's mid-year report "is already on borrowed time." At that time, most of our competitors were acting as though good times were back permanently. Our NAV decreased 5% from $5.90 to $5.58 at June 30, 2008, during a period when market averages also fell. In the most recent month of June, while the S&P 500 lost nearly 9%, our NAV dipped by only a bit over 1%. We took a similar defensive strategy during January and February, the results of which have been reported as an update in our 2007 annual report.

As a new update, the S&P was down nearly another 2% during the most recent month of July, while our NAV was down less than 1% to $5.54 at July 31, 2008.

OUTLOOK

It is my opinion that the worst for the stock market may not be over yet. As outlined in our 2002 annual report and placed in historical perspective, I believed we would have a cyclical bull market that would last a few years into 2005 and possibly even 2006, but would then ultimately give way to the likelihood of a greater secular bear market.

Well, it had stretched longer than originally expected but, with all-time record low mutual fund cash of 3.9% of assets, there is little potential demand from this important source, even with all of the liquidity provided by the recent merger and acquisition mania.

In February of 2007, the NASDAQ, which, in recent years, has led the New York Stock Exchange, made a significant top to their A/D (Advance/ Decline) Line, which represents the cumulative net difference between the number of advancing stocks less the number of declining stocks, and, ever since then, the declining stocks have had a significantly greater plurality over advancing issues. Moreover, the Dow and S&P recently closed above the March 2008 low but it has not been confirmed by either the N.Y.S.E. or the NASDAQ A/D Lines doing likewise, indicating that the market is internally weaker than people would be led to believe by the recovery in the popularly stated market averages and indices.

We have prepared well thus far for what I believe to be only the beginning of a new and potentially very long and very deep bear market. Should the secular bear proceed, as I believe it shall, market averages, which may continue to fool people by extending their string of new recovery highs, possibly throughout the remainder of 2008 or even into early 2009, have the potential to ultimately drop below the October 2002 lows. Because of the expanding number of stocks making new lows, I wouldn't be surprised to see both the 2005 lows and the 2004 lows broken as early as by the end of next year (2009).

By reducing risk through our seven stock selection criteria and actively managed market hedging strategy, it is our goal to preserve our capital and to be able to fully benefit from the investment opportunities which may well grow in abundance from the continuation of current market trends and overall bear market conditions.

Don't be fooled by "low P/E ratios" on blue-chip indices heavily influenced by abnormally high earnings among oil companies, metals and other natural resource producers and other highly cyclical companies. These P/E ratios may look a lot higher when 2009 and/or 2010 earnings are reported, particularly if a recession wipes out the current inflation-induced earnings windfall. In the NASDAQ, where most companies don't benefit directly from the rising price of oil and other natural resources, the current P/E ratio on last 12 months earnings now exceeds 30!

While we will also be eagerly searching for new investment opportunities, very few quality growth companies are currently trading at attractive prices just yet. As in the case of our most recent new investment (PetMed Express) which was made late last year, we will have to be patient and wait for more good value opportunities in quality growth companies' stock prices.

Sincerely,

Barry Ziskin
August 18, 2008

GENERAL INFORMATION

THE FUND

Z-Seven Fund, Inc. is a non-diversified, open-end mutual fund, succeeding, in 2007, a closed-end fund begun in 1983.

The Fund's investment objective is long-term capital appreciation through investments in quality growth companies whose shares are undervalued.

The Fund is managed by TOP Fund Management, Inc., (the "Adviser") whose president is Barry Ziskin.

FORWARD LOOKING STATEMENTS

When used in this report and in future filings by the Fund with the Securities and Exchange Commission, in the Fund's press releases and in oral statements made with the approval of an authorized officer of the Fund, the words or phrases, "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," or similar expressions are intended to identify forward looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. All assumptions, anticipations, expectations and forecasts contained herein are forward looking statements that involve risks and uncertainties. Management of the Fund cautions readers not to place undue reliance on any such forward looking statements, which speak only as of the date made, and should be read in conjunction with other publicly available Fund information.

Management of the Fund will not undertake, and specifically declines, any obligations to release publicly the result of any revisions which may be made to any forward looking statements to reflect the occurrence of anticipated or unanticipated events.

Z-SEVEN FUND PRIVACY NOTICE

Under a recent Securities and Exchange Commission ("SEC") regulation, we are required to provide a notice to each of our individual shareholders explaining our policies and practices relating to the disclosure of personal information about you to unrelated third parties. This regulation, called Regulation S-P, applies to all investment advisers registered with the SEC. As a general matter, it is and has always been our policy not to disclose information about you in our possession. We describe these policies in further detail below.

We collect nonpublic personal information about you from the following sources:

Information we receive from you on account applications, information forms, and other shareholder interactions;

Information about your transactions with us, our affiliates, or others; and

Information we may receive from a consumer reporting agency.

We do not disclose any nonpublic personal information about our shareholders or former shareholders to anyone, except as permitted by law.

We restrict access to nonpublic personal information about you to those employees who need-to-know that information to provide products or services to you.

We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

BOARD OF DIRECTORS
ANTHONY HERTL
LYDIA MOORE

William Poppe
Dr. Jeffrey Shuster
Rochelle Ziskin
Barry Ziskin

INVESTMENT ADVISER
TOP FUND MANAGEMENT, INC.

OFFICERS
BARRY ZISKIN
PRESIDENT/ TREASURER
JULIA GIBBS
CORPORATE SECRETARY
DAVID JONES
CHIEF COMPLIANCE OFFICER

CORPORATE OFFICE
1819 SOUTH DOBSON ROAD
SUITE 207
MESA, AZ 85202
(480) 897-6214
FAX (480) 345-9227
E-MAIL: ZSEVEN@GETNET.NET

Z-SEVEN FUND, INC.
FUND EXPENSES (UNAUDITED)

FUND EXPENSES EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees on certain redemptions made within twelve months of purchase and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period January 1, 2008 and held for the six months ended June 30, 2008.

ACTUAL EXPENSES EXAMPLE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                                                             EXPENSES PAID DURING
                                                                                                                    PERIOD*
                                                    BEGINNING ACCOUNT VALUE       ENDING ACCOUNT VALUE      JANUARY 1, 2008 THROUGH
                                                        JANUARY 1, 2008               JUNE 30, 2008              JUNE 30, 2008


Actual                                                      $ 1,000                     $ 925.37                    $ 16.75
Hypothetical (5% return before expenses)                    $ 1,000                    $ 1,007.50                   $ 17.47


* - Expenses are equal to the Fund's annualized expense ratio of 3.50% multiplied by the average account value for the period, multiplied by 182 days in the most recent fiscal half year divided by 366 days in the current year."

                               Z-SEVEN FUND, INC.
           PORTFOLIO HOLDINGS, BY SECTOR, AS PERCENTAGE OF NET ASSETS
                        AS OF JUNE 30, 2008 (UNAUDITED)



                         [ PORTFOLIO HOLDINGS Graphic ]

Biotechnology                           5.77
Confection                              8.46
Electronic Components                   2.20
Information & Research Services         5.26
Investment Managers                     14.77
Manufacturing                           3.19
Pharmaceuticals                         12.20
Specialty Chemicals                     10.63
Veterinary Products                     12.68

                               Z-SEVEN FUND, INC.
                            SCHEDULE OF INVESTMENTS
                                 JUNE 30, 2008
                                  (UNAUDITED)


   NUMBER
     OF                                                                                                 % OF             MARKET
   SHARES       SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------

                COMMON STOCKS                                                                              75.13%

                BIOTECHNOLOGY:                                                                              5.77%
    5,600       Techne Corp.*                                                                                             $ 433,384
                                                                                                                     --------------

                CONFECTION:                                                                                 8.46%
     230        Lindt & Sprungli AG                                                                                         635,143
                                                                                                                     --------------

                ELECTRONIC COMPONENTS:                                                                      2.20%
   60,684       Dialight PLC                                                                                                165,293
                                                                                                                     --------------

                INFORMATION & RESEARCH SERVICES:                                                            5.25%
    7,000       FactSet Research, Inc.                                                                                      394,520
                                                                                                                     --------------

                INVESTMENT MANAGERS:                                                                       14.76%
   77,400       Brewin Dolphin PLC                                                                                          179,606
   50,100       Rathbone Brothers PLC                                                                                       929,053
                                                                                                                     --------------
                                                                                                                          1,108,659
                                                                                                                     --------------

                MANUFACTURING:                                                                              3.19%
    8,100       SKAKO Industries A/S                                                                                        239,412
                                                                                                                     --------------

                PHARMACEUTICALS:                                                                           12.20%
    3,460       Novartis AG                                                                                                 190,519
   19,600       UCB SA                                                                                                      725,349
                                                                                                                     --------------
                                                                                                                            915,868
                                                                                                                     --------------

                SPECIALTY CHEMICALS:                                                                       10.62%
   16,850       Balchem Corporation                                                                                         389,740
   35,000       United Guardian, Inc.                                                                                       407,750
                                                                                                                     --------------
                                                                                                                            797,490
                                                                                                                     --------------

                VETERINARY PRODUCTS:                                                                       12.68%
   77,700       PetMed Express, Inc.*                                                                                       951,825
                                                                                                                     --------------

                TOTAL COMMON STOCKS                                                                                       5,641,594
                                                                                                                     --------------
                (Cost $3,641,344)



   NUMBER
     OF                                                                                                 % OF             MARKET
   SHARES       SECURITY DESCRIPTION                                                                 NET ASSETS          VALUE
------------    --------------------------------------------------------------------------------    -------------    --------------

                OPTIONS                                                                                     4.31%

  CONTRACTS
     105        Mini Nasdaq 100 Index Puts @$190, Expire July 2008                                                        $ 191,625
     210        Mini Nasdaq 100 Index Puts @$195, Expire July 2008                                                           75,600
     70         Mini Russell 2000 Index Puts @$77.50, Expire July 2008                                                       56,700
                                                                                                                     --------------

                TOTAL OPTIONS                                                                                               323,925
                                                                                                                     --------------
                (Cost $ 243,705)

                TOTAL INVESTMENTS:
                (Cost: $ 3,885,049)                                                                        79.44%         5,965,519
                Other assets, net of liabilities                                                           20.56%         1,543,756
                                                                                                    -------------    --------------

                NET ASSETS                                                                                100.00%       $ 7,509,275

* Non-income producing (security is considered non-income producing if at least one dividend has not been paid during the last year preceding the date of the Fund's related balance sheet.)


See Notes to Financial Statements


Z-SEVEN FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2008 (UNAUDITED)


ASSETS
  Investments at value (identified cost of $3,885,049) (Note 1)                                                         $ 5,965,519
  Cash                                                                                                                    1,435,570
  Dividends, tax reclaims and interest receivable                                                                           106,280
  Receivable for securities sold                                                                                             61,005
  Due from advisor (Note 2)                                                                                                   7,441
                                                                                                                              9,062
  Prepaid expenses                                                                                                   --------------
                                                                                                                          7,584,877
    TOTAL ASSETS                                                                                                     --------------

LIABILITIES
  Accrued 12b-1 fees                                                                                                          6,280
  Accrued professional fees                                                                                                  46,380
  Accrued custodian fees                                                                                                      8,394
  Accrued administration and accounting fees                                                                                  5,826
                                                                                                                              8,722
  Accrued other                                                                                                      --------------
                                                                                                                             75,602
    TOTAL LIABILITIES                                                                                                --------------

                                                                                                                        $ 7,509,275
NET ASSETS                                                                                                           ==============
  NET ASSETS CONSIST OF:
  Paid-in-capital applicable to 1,345,793 $1 par value shares of beneficial interest outstanding                        $ 5,350,153
  Accumulated net investment income (loss)                                                                                 (44,842)
  Accumulated net realized gain (loss) on investments                                                                       101,706
                                                                                                                          2,102,258
  Net unrealized appreciation (depreciation) on investments and options                                              --------------
                                                                                                                        $ 7,509,275
  NET ASSETS                                                                                                         ==============

NET ASSET VALUE PER SHARE
                                                                                                                             $ 5.58
  ($7,509,275 / 1,345,793 shares outstanding)                                                                        ==============


See Notes to Financial Statements

Z-SEVEN FUND, INC.
STATEMENT OF OPERATIONS


SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------


INVESTMENT INCOME
  Dividends (Net of foreign tax withheld of $14,879)                                                                       $ 87,418
                                                                                                                              6,356
  Interest                                                                                                           --------------
                                                                                                                             93,774
    Total investment income                                                                                          --------------

EXPENSES
  Investment advisory fees (Note 2)                                                                                          49,506
  12b-1 fees (Note 2)                                                                                                         9,901
  Shareholder services and reports                                                                                            4,663
  Recordkeeping and administrative services                                                                                  16,268
  Accounting fees                                                                                                            12,549
  Transfer agent fees                                                                                                         9,262
  Custody fees                                                                                                                7,862
  Legal and audit fees                                                                                                       40,420
  Compliance fees                                                                                                            17,902
  Registration fees                                                                                                           4,505
  Directors fees                                                                                                              7,708
                                                                                                                              2,821
  Miscellaneous                                                                                                      --------------
    Total expenses                                                                                                          183,367
                                                                                                                           (44,751)
    Management fee waiver (Note 2)                                                                                   --------------
                                                                                                                            138,616
    Net expenses                                                                                                     --------------
                                                                                                                           (44,842)
    Net investment income (loss)                                                                                     --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
  Net realized gain (loss) on investments and options                                                                     1,047,778
  Net realized gain (loss) on foreign currency contracts                                                                   (33,908)
  Change in net unrealized appreciation (depreciation) on investments and options transactions                          (1,579,645)
  Change in net unrealized appreciation (depreciation) on translation of net assets denominated in forward foreign         (17,278)
    currency contracts                                                                                               --------------
                                                                                                                          (583,053)
  Net realized and unrealized gain (loss) on investments, options and foreign currency transactions                  --------------
                                                                                                                        $ (627,895)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                                                    ==============


See Notes to Financial Statements

Z-SEVEN FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS


                                                                                                  SIX MONTHS ENDED
                                                                                                    JUNE 30, 2008     YEAR ENDED
                                                                                                     (UNAUDITED)  DECEMBER 31, 2007
                                                                                                     --------------  --------------


INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net investment income (loss)                                                                           $ (44,842)     $ (121,603)
  Net realized gain (loss) on investments, options, forward contracts and foreign currency
    transactions                                                                                          1,013,870       1,569,578
  Change in unrealized appreciation/depreciation on investments, options, forward contracts and         (1,596,923)     (2,094,906)
    foreign currency transactions                                                                    --------------  --------------
                                                                                                          (627,895)       (646,931)
  Increase (decrease) in net assets from operations                                                  --------------  --------------

DISTRIBUTIONS TO SHAREHOLDERS
                                                                                                                 --         (8,634)
  Net investment income                                                                              --------------  --------------
                                                                                                                 --         (8,634)
  Decrease in net assets from distributions                                                          --------------  --------------

CAPITAL SHARE TRANSACTIONS (NOTE 5)
  Shares sold                                                                                                 9,306             440
  Distributions reinvested                                                                                       --           6,163
                                                                                                          (321,782)     (2,764,050)
  Shares redeemed (net of redemption of $- and 58,233, respectively)                                 --------------  --------------
                                                                                                          (312,476)     (2,757,447)
  Increase (decrease) in net assets from capital share transactions                                  --------------  --------------

NET ASSETS
  Increase (decrease) during period                                                                       (940,371)     (3,413,012)
                                                                                                          8,449,646      11,862,658
  Beginning of period                                                                                --------------  --------------
END OF PERIOD (INCLUDING ACCUMULATED NET INVESTMENT INCOME (LOSS) OF $(44,842) AND $ -,                 $ 7,509,275     $ 8,449,646
  RESPECTIVELY)                                                                                      ==============  ==============


See Notes to Financial Statements


Z-SEVEN FUND, INC.

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  FOR THE YEAR ENDED DECEMBER 31,
                                                                -------------------------------------------------------------------
                                           SIX MONTHS ENDED
                                             JUNE 30, 2008
                                            (UNAUDITED) (2)        2007(C)             2006               2005             2004
                                           -----------------    --------------    ---------------    ---------------    -----------


NET ASSET VALUE, BEGINNING OF PERIOD           $ 6.03               $ 6.42             $ 5.85             $ 5.57             $ 4.96
INVESTMENT ACTIVITIES
  Net investment income (loss)                 (0.03)               (0.06)               0.05               0.05             (0.08)
  Net realized and unrealized gain             (0.42)               (0.35)               0.57               0.22               0.69
    (loss) on investments                  ----------           ----------        -----------        -----------        -----------
                                               (0.45)               (0.41)               0.62               0.27               0.61
  TOTAL FROM INVESTMENT ACTIVITIES         ----------           ----------        -----------        -----------        -----------
DISTRIBUTIONS
  Net investment income                            --               (0.01)             (0.05)             (0.06)                 --
                                                   --                   --                 --               0.07                 --
  Impact of treasury stock repurchases     ----------           ----------        -----------        -----------        -----------
                                                   --               (0.01)             (0.05)               0.01                 --
  TOTAL DISTRIBUTIONS                      ----------           ----------        -----------        -----------        -----------
PAID-IN CAPITAL FROM REDEMPTION FEES             0.00                 0.03                 --                 --                 --
  (NOTE 2)                                 ----------(1)        ----------        -----------        -----------        -----------
                                               $ 5.58               $ 6.03             $ 6.42             $ 5.85             $ 5.57
NET ASSET VALUE, END OF PERIOD             ==========           ==========        ===========        ===========        ===========

RATIOS/SUPPLEMENTAL DATA
TOTAL RETURN                                  (7.46%)              (5.99%)             10.55%              6.02%             12.30%
Ratio to average net assets (A)
Expenses before performance bonus/
  penalty (B)                                   3.50%*               3.40%              3.00%              3.40%              3.80%
  Expenses (B)                                  3.50%*               3.30%              3.00%              3.40%              3.80%
  Net investment income (loss)                (1.08%)*             (1.10%)              0.90%              0.90%            (1.60%)
Portfolio turnover rate                         3.14%               14.30%              0.00%              0.00%              0.00%
Net assets, end of period (000's)             $ 7,509              $ 8,450           $ 11,863           $ 10,805           $ 10,430


*Annualized
(A)Fee waivers and reimbursements reduced the expense ratio and increased net investment income ratio by 1.13% for the six months ended June 30, 2008.
(B)Expense ratio reflects expenses gross of offset arrangements and waivers for the years ended December 31, 2003 through December
31, 2007. In the fiscal years ending December 31, 2004 and 2005, the expense ratios include open-ending costs of 0.48% and 0.44%
respectively.
(C) On August 1, 2007 the Fund converted from a closed end investment company to an open-end investment company (see Note 1).
(1)Less than $0.01 per share.
(2)Per share amounts calculated using the average share method.


Z-SEVEN FUND, INC.

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FOR THE YEAR ENDED
                                                                                                                  DECEMBER 31,
                                                                                                              ---------------------
                                                                                                                          2003
                                                                                                                     --------------



NET ASSET VALUE, BEGINNING OF PERIOD                                                                                     $ 4.12
INVESTMENT ACTIVITIES
  Net investment income (loss)                                                                                           (0.10)
                                                                                                                           0.94
  Net realized and unrealized gain (loss) on investments                                                             ----------
                                                                                                                           0.84
  TOTAL FROM INVESTMENT ACTIVITIES                                                                                   ----------
DISTRIBUTIONS
  Net investment income                                                                                                      --
                                                                                                                             --
  Impact of treasury stock repurchases                                                                               ----------
                                                                                                                             --
  TOTAL DISTRIBUTIONS                                                                                                ----------
                                                                                                                             --
PAID-IN CAPITAL FROM REDEMPTION FEES (NOTE 2)                                                                        ----------
                                                                                                                         $ 4.96
NET ASSET VALUE, END OF PERIOD                                                                                       ==========

RATIOS/SUPPLEMENTAL DATA
TOTAL RETURN                                                                                                             20.39%
Ratio to average net assets (A)
Expenses before performance bonus/penalty (B)                                                                             3.80%
  Expenses (B)                                                                                                            4.00%
  Net investment income (loss)                                                                                          (2.20%)
Portfolio turnover rate                                                                                                   5.80%
Net assets, end of period (000's)                                                                                       $ 9,289


*Annualized
(A)Fee waivers and reimbursements reduced the expense ratio and increased net investment income ratio by 1.13% for the six months ended June 30, 2008.
(B)Expense ratio reflects expenses gross of offset arrangements and waivers for the years ended December 31, 2003 through December
31, 2007. In the fiscal years ending December 31, 2004 and 2005, the expense ratios include open-ending costs of 0.48% and 0.44%
respectively.
(C) On August 1, 2007 the Fund converted from a closed end investment company to an open-end investment company (see Note 1).
(1)Less than $0.01 per share.
(2)Per share amounts calculated using the average share method.


See Notes to Financial Statements

Z-SEVEN FUND, INC.
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2008 (UNAUDITED)
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     Z-Seven Fund, Inc. (the "Fund"), is registered under the Investment Company of Act of 1940, as amended, as a non-diversified, open-end management investment company incorporated under the laws of Maryland on July 29, 1983. On August 1, 2007 the Fund converted to an open ended investment company. Prior to August 1, 2007 the Fund was a closed end investment company that became a publicly traded company on December 29, 1983. From 1983 to the date of conversion the Fund was registered as a closed-end management investment company. The Fund maintains its financial statements, information and performance history in accordance with the Plan.

     The investment objective of the Fund is long-term capital appreciation through investment in quality growth companies whose shares are undervalued. The Fund invests at least 80% of its total assets in common stocks and securities immediately convertible into common stocks of domestic and foreign issuers.

     The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

VALUATION

     The Fund's securities are valued at current market prices. Investments in securities traded on a principal exchange (U.S. or foreign), other than the London Stock Exchange or NASDAQ, are valued at the last reported sale price on the exchange on which the securities are traded as of the close of business on the last day of the period or lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Securities traded on the London Stock Exchange are valued at the mid-close price. NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP). Options and listed securities for which no sales are reported on that date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Depository Receipts will be valued at the closing price of the instrument last determined prior to the time of valuation unless the Fund is aware of a material change in value. Securities for which such a value cannot be readily determined will be valued at the closing price of the underlying security adjusted for the exchange rate. Temporary investments, U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market value.

     The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, "fair value" is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Fund's investments. FAS 157 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1- quoted prices in active markets for identical securities
Level 2- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Level 3- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

     The following is a summary of the inputs used to value the Fund's investments as of June 30, 2008:


VALUATION
INPUTS
--------------                                                                                             INVESTMENT IN SECURITIES
                 ------------------------------------------------------------------------------------------------------------------

Level 1- Quoted Prices                                                                                                  $ 5,965,519
Level 2- Other Significant Observable Inputs                                                                                     --
                                                                                                                                 --
Level 3- Significant Unobservable Inputs                                                                             --------------
Total                                                                                                                   $ 5,965,519


     In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161") was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operation and financial position. Management is currently evaluating the implications of SFAS 161. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

SECURITY TRANSACTIONS AND INCOME

     Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. The cost of securities sold is determined on a specific identification basis. Realized gains and losses from security transactions are determined on the basis of identified cost for book and tax purposes.

CASH AND CASH EQUIVALENTS

     Cash and cash equivalents consist of overnight deposits with the custodian bank which earns interest at the current market rate.

ACCOUNTING ESTIMATES

     In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES

     In the fiscal year ended December 31, 2007, the Fund did not meet the asset diversification requirements applicable to regulated investment companies. Thus, the Fund did not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. However, the Fund had a net investment loss and capital loss carryovers for the fiscal year ended December 31, 2007; therefore, no income tax provision was required. A full valuation allowance was provided for the deferred tax assets comprising of capital and net operating loss carryforwards at December 31, 2007. The Fund intends to qualify as a regulated investment company in the current year, therefore, the Fund reclassed the net operating loss for 2007, to paid in capital.

     The Fund is subject to income taxes in years when it does not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund accounts for income taxes using the liability method, whereby deferred tax assets and liabilities arise from the tax effect of temporary differences between the financial statement and tax basis of assets and liabilities, measured using presently enacted tax rates. If it is more likely than not that some portion or all of a deferred tax asset will not be realized, a valuation allowance is recognized.

     On July 13, 2006, The Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns. These positions must meet a "more-likely-than-not" standard that, based on the technical merits, has a more than 50% likelihood of being sustained upon examination. In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. Tax positions not deemed to meet the "more-likely-than-not" threshold are recorded as a tax expense in the current year.
     FIN 48 requires the Fund to analyze all open tax years as defined by the relevant Statute of Limitations for all major jurisdictions. Open tax years are those that are open for exam by authorities. The major tax authority for the Fund is the Internal Revenue Service. At June 30, 2008, three previous tax years are open: December 31, 2005-December 31, 2007. The Fund has no examinations in progress. The Fund reviewed the six months ended June 30, 2008 and concluded the adoption of FIN 48 resulted in no effect on the Fund's financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2008. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next six months. FIN 48 was adopted by the Fund January 1, 2007.

RECLASSIFICATION OF CAPITAL ACCOUNTS

     Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

CURRENCY TRANSLATION

     The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

NOTE 2 - INVESTMENT ADVISORY AGREEMENT, PERFORMANCE BONUS/PENALTIES AND OTHER TRANSACTIONS WITH AFFILIATES

     Pursuant to an Investment Advisory Agreement, the Advisor, TOP Fund Management, provides investment advisory services and pays certain expenses related to employees principally engaged as directors, officers, or employees of the Advisor for an annual fee of 1.25% of the average daily net assets of the Fund. TOP has agreed to waive its fees and reimburse the Fund for expenses in order to limit the Fund's operating expenses to 3.50% of average daily net assets up to $20,000,000 plus 1.50% of the average daily net assets in excess of $20,000,000. For the six months ended June 30, 2008, TOP earned $49,506 in advisory fees, of which $37,310 was waived and $12,196 was received. At June 30, 2008, $7,441 was due from the Advisor which was paid in August, 2008.

     In addition to the advisory fees, the Advisor will receive a bonus for extraordinary performance or pay a penalty for under-performance. The bonus/ penalty performance arrangement uses the S&P 500 as a measure of performance against which the Fund's net asset value's performance will be measured. The bonus/penalty is payable at the end of each calendar quarter and will not exceed 2.5% of the average daily net assets in the calendar quarter. The performance penalty can exceed the advisory fees. The bonus/penalty arrangement will not become operative unless the performance of the Advisor exceeds, either positively or negatively, the S&P 500 percentage change during the same period of time by more than 10%. For the six months ended June 30, 2008, there were no performance bonus or penalty.
     Directors of the Fund who are not officers or otherwise affiliated with the Adviser are paid $500 per meeting plus out-of-pocket expenses. Audit Committee and Independent Committee members were paid $500 ($750 for the Chairperson) plus reimbursement of expenses, for each Committee meeting a member attended. The maximum amount the Fund will pay per year to each member for Audit Committee meetings is $3,300 ($4,500 for the Chairperson).

     At June 30, 2008, Barry Ziskin, an officer and director of the Fund, owned 144,072 shares of the Fund's capital stock, which represents 10.71% of the total Fund shares. He is also an officer and director of the Advisor.

     The Board reviews on an annual basis any expenses the Fund shares with the Advisor and its affiliates. The Board has approved allocating shared office expenses based generally on the ratio of assets under management between the Fund and the Advisor's affiliates, subject to annual review by the Board and a maximum allocation of any particular expense to the Fund of 75%. The Adviser and its affiliates pay compensation related to performance of tasks for the Adviser and its affiliates and the Fund reimburses the Adviser for compensation related to performance of tasks for the Fund.

     The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby the Fund or the Adviser may pay the distributor for certain activities and expenses which are primarily intended to result in the sale of the Fund's shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising materials and sales literature, and payments to dealers and shareholder servicing agreements with the Fund or the Adviser. The Fund or the Adviser may incur such distribution expenses at the rate of 0.25% per annum on the Fund's average daily net assets. For the six months ended June 30, 2008, there were $9,901 of 12b-1 fees incurred.

NOTE 3 - INVESTMENTS

     The cost of purchases and the proceeds from sales of securities other than short-term notes for the six months ended June 30, 2008, aggregated $209,217 and $2,217,412, respectively.

     The Fund may purchase and sell call and put options on stock indices that are traded on national securities exchanges as a method of hedging market fluctuations or to hedge against the possible opportunity cost of a large cash holding. The Fund may liquidate the call and put options purchased or sold by effecting a closing sale transaction (rather than exercising the option). This is accomplished by purchasing or selling an option of the same series as the option previously purchased or sold. There is no guarantee that the closing sale transaction can be effected. The Fund will realize a profit from a closing transaction if the price at which the transaction is effected is greater than the premium paid to purchase the option. The Fund will realize a loss from a closing transaction if the price is less than the premium paid.
     An option may be closed out only on an exchange, which provides a market for options on the same index and in the same series. Although the Fund will generally purchase or sell only those options for which there appears to be an active market, there is no assurance that a liquid market on the exchange will exist for any particular option, or at any particular time. In such event, it might not be possible to execute closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any proceeds.

     The cost of option contracts purchased, and the proceeds from option contracts sold during the six months ended June 30, 2008 were $6,502,720 and $6,205,710, respectively.

NOTE 4 - DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

     The tax character of distributions paid during the six months ended June 30, 2008 and for the year ended December 31, 2007 were as follows:

                                                                                                        SIX MONTHS      YEAR ENDED
                                                                                                             ENDED    DECEMBER 31,
                                                                                                          JUNE 30,      2007
                                                                                                              2008
                                                                                                        (UNAUDITED)

                              -----------------------------------------------------------------------------------------------------

Distributions paid from:
                                                                                                               $--          $ 8,634
Ordinary income                                                                                         ==========   ==============


NOTE 5 - CAPITAL STOCK TRANSACTIONS

     Capital stock transactions for the Fund shares were:


                                                                           SIX MONTHS ENDED
                                                                            JUNE 30, 2008                     YEAR ENDED
                                                                             (UNAUDITED)                   DECEMBER 31, 2007
                                                                   -------------------------------  -------------------------------
                                                                            SHARES           VALUE           SHARES           VALUE
                                                                    --------------  --------------   --------------  --------------

Shares sold                                                                  1,632         $ 9,306               70           $ 440
Shares reinvested                                                               --              --              957           6,163
                                                                          (56,128)       (321,782)        (448,371)     (2,764,050)
Shares redeemed (a)                                                 --------------  --------------   --------------  --------------
                                                                          (54,496)     $ (312,476)        (447,344)   $ (2,757,447)
Net increase (decrease)                                             ==============  ==============   ==============  ==============


     (a) Net of redemption fees of $5,524 for the six months ended June 30, 2008 and $58,233 for the year ended December 31, 2007.

NOTE 6 - FORWARD FOREIGN CURRENCY CONTRACTS

     In order to settle foreign security transactions and to protect them against possible fluctuations in foreign exchange rates pending the settlement of securities transactions, the Fund enters into forward currency contracts which obligate them to exchange currencies at specified future dates. Forward foreign currency contracts are marked to market daily and the change in market value is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. At June 30, 2008, the Fund had no open forward currency contracts.

Z-SEVEN FUND, INC.
SUPPLEMENTAL INFORMATION (UNAUDITED)

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available on or through the SEC's website at www.sec.gov. QUARTERLY PORTFOLIO HOLDINGS

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q". These filings are available, without charge and upon request, by calling 1-800-527-9525 or on the SEC's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INVESTMENT ADVISER:

TOP Fund Management, Inc.
1819 South Dobson Road
Suite 207
Mesa, Arizona 85202

DISTRIBUTOR:

First Dominion Capital Corp.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, Ohio 44145-1524

GENERAL COUNSEL:

BLANK ROME LLP
THE CHRYSLER BUILDING
405 LEXINGTON AVENUE
NEW YORK, NEW YORK 10174

TRANSFER AGENT:

For account information, wire purchase or redemptions, call or write to Z-Seven Fund, Inc.'s Transfer Agent:

Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
(800) 628-4077 Toll Free

                       SEMI-ANNUAL REPORT TO SHAREHOLDERS

                               Z-SEVEN FUND, INC.


               FOR THE SIX MONTHS ENDED JUNE 30, 2008 (UNAUDITED)

ITEM 2.  CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.       AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable when filing a semi-annual report to shareholders.


ITEM 6.       SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED- END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     Not applicable.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a- 15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d- 15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

(a)(1) Code of ethics. Not applicable when filing a semi-annual report to shareholders.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Z Seven Fund, Inc.

By:   /s/ Barry Ziskin
      ---------------------
      Barry Ziskin
      Principal Executive Officer

Date: September 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Barry Ziskin
      ---------------------
      Barry Ziskin
      Principal Financial Officer

Date: September 8, 2008